Harris Associates Investment Trust

Oakmark Bond Fund (the “Fund”)

Supplement dated October 1, 2025 to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) each dated January 28, 2025, and as each may be amended and restated.

This supplement describes important changes affecting the Fund. If you have any questions regarding these changes, please call 1-800-OAKMARK (625-6275).

Reduction of the Fund’s Contractual Expense Limitation Agreement: Effective October 1, 2025, the Fund’s contractual expense limitation arrangement will be reduced, as described below. As a result, effective on such date:

(1) The fee table and expense example included in the Fund’s Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.39%	0.39%	0.39%	0.39%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.45%	0.27%	0.28%	0.18%
Shareholder Service Plan fees	0.24%(1)	None	None	None
Other expenses(2)	0.21%	0.27%	0.28%	0.18%
Total Annual Fund Operating Expenses	0.84%	0.66%	0.67%	0.57%
Less: Fee waivers and/or expense reimbursements(3)	0.10%	0.18%	0.22%	0.16%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements	0.74%	0.48%	0.45%	0.41%

(1)   Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

(2)   “Other expenses” have been restated to reflect current expenses.

(3)   Harris Associates L.P. (the "Adviser") has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class, Advisor Class, Institutional Class, and R6 Class so that the total annual operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) ("annual operating expenses") of each class are limited to 0.74%, 0.48%, 0.45% and 0.41% of average net assets, respectively. Each of these undertakings lasts until January 27, 2027 and may only be modified by mutual agreement of the parties that, with respect to the Trust, includes a majority vote of the "non-interested" Trustees of the Trust. The Fund has agreed that each of Investor Class, Advisor Class, Institutional Class, and R6 Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.74%, 0.48%, 0.45% and 0.41% of the class's average net assets, respectively, or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$76	$49	$46	$42
3 Years	$258	$193	$192	$167
5 Years	$456	$350	$351	$302
10 Years	$1,028	$805	$814	$698

(2)          The second table and related footnote that appear in the “Management of the Funds” section on page 107 of the Prospectus is hereby deleted and replaced with the following:

The Adviser has contractually agreed to reimburse each Fund Class to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

				R6
	Investor	Advisor	Institutional	Class
Fund*	Class	Class	Class
Oakmark Fund	1.40%	1.15%	1.10%	0.95%
Select Fund	1.50	1.25	1.20	1.05
Global Fund	1.55	1.30	1.25	1.10
Global Select Fund	1.55	1.30	1.25	1.10
International Fund	1.55	1.30	1.25	1.10
International Small Cap Fund	1.75	1.50	1.45	1.30
Equity and Income Fund	1.25	1.00	0.95	0.80
Bond Fund	0.74	0.48	0.45	0.41

* The agreement for each Fund, except Bond Fund, is effective through January 27, 2026. The Adviser is entitled to recoup from assets attributable to any Fund class amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the reimbursement occurred. The Bond Fund’s agreement is effective through January 27, 2027.

(3)          All references to the Fund in the first paragraph of the “INVESTMENT ADVISER - Expense Limitation Agreement” section of the SAI are hereby deleted in their entirety.

(4)          The following paragraph is hereby added after the first paragraph of the “INVESTMENT ADVISER - Expense Limitation Agreement” section of the SAI:

Bond Fund Only. The Adviser has contractually agreed, through January 27, 2027, to reimburse each class of the Bond Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of average net assets: 0.74% in the case of Investor Class Shares; 0.48% in the case of Advisor Class Shares; 0.45% in the case of Institutional Class Shares; and 0.41% in the case of R6 Class Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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